UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2011 (June 2, 2011)
Arch Coal, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13105	43-0921172
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address of Principal Executive Offices) (Zip Code)
(314) 994-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-1.1
EX-4.21
EX-5.2
EX-99.1

Item 8.01. Other Events.
     On June 2, 2011, Arch Coal, Inc. (“Arch”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, PNC Capital Markets LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives for the several underwriters named in Schedule A of the Underwriting Agreement, for the issuance and sale by Arch of 48.0 million shares of Arch’s common stock, par value $0.01 per share (“Common Stock”). The Underwriting Agreement also grants the underwriters a 30-day option to purchase up to an additional 7.2 million shares of Common Stock to cover over-allotments, if any. The foregoing description is qualified by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.
     The Underwriting Agreement is not intended to provide factual information or other disclosure other than with respect to the terms of the Underwriting Agreement itself, and you should not rely on it for that purpose. In particular, any representations and warranties made by Arch were made solely within the specific context of the Underwriting Agreement and may not describe the actual state of affairs as of the date they were made or at any other time.
     On June 8, 2011, Arch disclosed in a press release that it closed the public offering of 48.0 million shares. A copy of the press release is attached hereto as Exhibit 99.1. The offering was made pursuant to the Company’s registration statement on Form S-3 (File No. 333-157880). A copy of the Form of the Certificate of Common Stock and opinion of counsel related to the offering of Common Stock are attached hereto as Exhibit 4.21 and Exhibit 5.2, respectively, and are expressly incorporated by reference herein and into Arch’s registration statement on Form S-3 (File No. 333-157880).
Important Additional Information
     This communication is provided for informational purposes only. It does not constitute an offer to purchase any securities or the solicitation of an offer to sell any securities. Arch and its subsidiary Atlas Acquisition Corp. have filed with the Securities and Exchange Commission (the “SEC”) a tender offer statement on Schedule TO, including the offer to purchase and related documents, which has been previously amended and will be further amended as necessary. International Coal Group, Inc. (“ICG”) has filed with the SEC a tender offer solicitation/recommendation statement on Schedule 14D-9, which has been previously amended and will be further amended as necessary. These documents contain important information and stockholders of ICG are advised to carefully read these documents before making any decision with respect to the cash tender offer. These documents are available at no charge on the SEC’s website at http://www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain related tender offer documents may be obtained free of charge by directing such requests to Arch Coal investor relations at (314) 994-2897 or our information agent, Innisfree M&A Incorporated, at (877) 717-3922 (toll-free for stockholders) or (212) 750-5833 (collect for bank and brokers). A copy of the tender offer statement and ICG’s solicitation/recommendation statement on Schedule 14D-9 are available to all stockholders of ICG free of charge at http://www.intlcoal.com.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement dated June 2, 2011.

4.21	Form of Certificate of Common Stock.

5.2	Opinion of Simpson Thacher & Bartlett LLP.

23.4	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2).

99.1	Press release dated June 8, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH COAL, INC. (Registrant)
By:	/s/ Robert G. Jones
	Name:	Robert G. Jones
	Title:	Senior Vice President — Law

Date: June 8, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated June 2, 2011.

4.21	Form of Certificate of Common Stock.

5.2	Opinion of Simpson Thacher & Bartlett LLP.

23.4	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2).

99.1	Press Release dated June 8, 2011.